Exhibit 10.2

SANDISK CORPORATION

NOTICE OF GRANT OF STOCK OPTION

     Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of SanDisk Corporation (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price: $	per share

Number of Option Shares:	shares

Expiration Date:

Type of Option:	Incentive Stock Option

Non-Statutory Stock Option

     Exercise Schedule: To be determined by the Plan Administrator.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the SanDisk Corporation 2005 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

     Employment at Will. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the

     Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

     Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:

SANDISK CORPORATION

By:

Title:

, OPTIONEE
Address:

ATTACHMENTS
Exhibit A — Stock Option Agreement *
Exhibit B — Plan Summary and Prospectus *

     * The Form of Stock Option Agreement is available on the Company’s intranet website at http://sprocket/IR/ and is labeled “Stock Option Agreement Form 1”. A copy of the Plan Summary and Prospectus is also available on the Company’s intranet website at http://sprocket/IR/. You may also request a copy of the Form of Stock Option Agreement and the Plan Summary and Prospectus by contacting Stock Administration.

EXHIBIT A

STOCK OPTION AGREEMENT

EXHIBIT B

PLAN SUMMARY AND PROSPECTUS